UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 27, 2006


                          ABN AMRO MORTGAGE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


     333-57027-04                                           36-3886007
-------------------------                      ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


181 West Madison Street
Chicago, Illinois                                               60602
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (248) 643-2530
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [ ] Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABN Amro Mortgage Corporation, Resecuritization Pass-Through Certificates, Series 1999-RS1 pursuant to the terms of the Pooling Agreement, dated as of July 1, 1999, among ABN AMRO Mortgage Corporation, as depositor, and The First National Bank of Chicago, as trustee.

     On January 27, 2006 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

                (a)   Not applicable

                (b)   Not applicable

                (c)   The following exhibit is filed as part of this report:

                      Statement to Certificateholders on January 27, 2006 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                ABN Amro Mortgage Corporation, Resecuritization
                Pass-Through Certificates, Series 1999-RS1

                The Bank of New York, as successor to JPMorgan Chase Bank, N.A., successor to Bank One Trust Company, NA successor to The First National Bank of Chicago, not in its individual capacity but solely as Trustee under the Agreement referred to herein


                By:     /s/ Marion E. O'Connor
                        ------------------------------

                Name:   Marion E. O'Connor
                Title:  Assistant Vice President

                Date:   May 30, 2007

                                 EXHIBIT INDEX

Exhibit         Description

99.1            Statement to Certificateholders (January 27, 2006)


EXHIBIT 99.1
------------

==================================================================================================================================
ABN AMRO MORTGAGE CORPORATION                                 Administrator: Annette Marsula
Multi-Class Pass-Through Certificates, Series 1999-RS1        JPMorgan Chase Bank, N.A. as successor in interest to Bank One, N.A.
                                                              4 New York Plaza, 6th Floor
STATEMENT TO CERTIFICATEHOLDERS                               New York, NY  10004
==================================================================================================================================
Distribution Date:    27-Jan-06


----------------------------------------------------------------------------------------------------------------------------------
                 Original          Beginning                                                                    Ending
                 Certificate       Certificate    Principal       Interest        Total           Realized      Certificate
Class (1)        Face Value        Balance        Distribution    Distribution    Distribution    Losses (2)    Balance
----------------------------------------------------------------------------------------------------------------------------------
A              $22,781,094.00     $736,327.00      $8,290.58       $3,558.45     $11,849.03         $0.00       $728,036.42
B-1            $10,936,320.00           $0.00          $0.00           $0.00          $0.00         $0.00             $0.00
B-2             $8,214,000.00           $0.00          $0.00           $0.00          $0.00         $0.00             $0.00
B-3             $5,776,000.00     $855,000.00     $10,000.00       $5,700.00     $15,700.00         $0.00       $845,000.00
R                       $0.00           $0.00          $0.00           $1.16          $1.16         $0.00             $0.00
----------------------------------------------------------------------------------------------------------------------------------
Total          $47,707,414.00   $1,591,327.00     $18,290.58       $9,259.61     $27,550.19         $0.00     $1,573,036.42
----------------------------------------------------------------------------------------------------------------------------------


(1) The Class A Certificates are comprised of the following three Components:

----------------------------------------------------------------------------------------------------------------------------------
              Original         Beginning                                                                Ending
              Certificate      Certificate    Principal      Interest        Total           Realized   Certificate
Component     Face Value*      Balance*       Distribution   Distribution    Distribution    Losses     Balance**
----------------------------------------------------------------------------------------------------------------------------------
A-1-C       $15,564,840.65     $533,767.56    $6,067.09      $3,558.45       $9,625.54       $0.00      $527,700.47
A-2-C        $7,216,253.35     $202,559.44    $2,223.49          $0.00       $2,223.49       $0.00      $200,335.95
A-3-C          $228,719.40           $0.00        $0.00          $0.00           $0.00       $0.00            $0.00
----------------------------------------------------------------------------------------------------------------------------------
Total       $22,781,094.00     $736,327.00    $8,290.58      $3,558.45      $11,849.03       $0.00      $728,036.42
----------------------------------------------------------------------------------------------------------------------------------

* Class A-3-C is an Interest-only Component, and the Balance reflected is a Notional Balance
** Class A-3-C Ending Certificate Balance is an estimated Notional Balance


----------------------------------------------------------------------------------------------------------------------------------
                                                     AMOUNTS PER $1,000 UNIT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Ending
                             Principal          Interest        Total           Realized        Certificate     Remittance
Class          Cusip         Distribution       Distribution    Distribution    Losses          Balance         Rates
----------------------------------------------------------------------------------------------------------------------------------
A              00077BKC6     0.36392370         0.15620189      0.52012559      0.00000000      31.95792177          (3)
B-1            00077BKD4     0.00000000         0.00000000      0.00000000      0.00000000       0.00000000     8.00000%
B-2            00077BKE2     0.00000000         0.00000000      0.00000000      0.00000000       0.00000000     8.00000%
B-3            00077BKF9     1.73130194         0.98684211      2.71814404      0.00000000     146.29501385     8.00000%
----------------------------------------------------------------------------------------------------------------------------------

(3) The Class A Remittance Rate is composed of the following three Components:

----------------------------------------------------------------------------------------------------------------------------------
                                                     AMOUNTS PER $1,000 UNIT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Ending
                        Principal       Interest        Total          Realized       Certificate     Remittance
Class        Cusip      Distribution    Distribution    Distribution   Losses         Balance         Rates
----------------------------------------------------------------------------------------------------------------------------------
A-1-C                   0.38979455      0.22862104      0.61841558     0.00000000     33.90336476     8.00000%
A-2-C                   0.30812250      0.00000000      0.30812250     0.00000000     27.76176782     0.00000%
A-3-C                   0.00000000      0.00000000      0.00000000     0.00000000      0.00000000     8.00000%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 1


Pursuant to Section 3.8 (a)
of the Trust Agreement dated July 1, 1999

(i)     Available Funds                                                             $27,268.59

(ii)    Amount of interest being distributed to each Class of Certificates and      See Page 1
        The Remittance Rate for each Class of Certificates                          See Page 1

(iii)   Amount of principal being distributed on each Class of Certificates         See Page 1

(iv)    Loss Amounts allocated to the most subordinate Class or Classes of
        Certificates                                                                See Page 1

(v)     Class Principal Balances for each Class of Certificates                     See Page 1

(vi)    Aggregate Pooled Security Distribution Date Principal Balance as of
        the second immediately preceding Pooled Security Distribution Date       $1,591,500.49

(vii)   Aggregate Pooled Security Distribution Date Principal Balance as of
        the immediately preceding Pooled Security Distribution Date              $1,573,491.51


                                                                                                                       Page 2

Pursuant to Section 3.8 (a)
of the Trust Agreement dated July 1, 1999

(i) (A),(G)&(H)   The Pooled Security Distribution Date Principal Balance, the
                  amount of principal distributed & the total amount distributed

--------------------------------------------------------------------------------------------------
                                                                                         Total
Issue Series            Cusip         Beginning          Ending      Principal          Amount
Certificate            Number           Balance         Balance    Distributed     Distributed
--------------------------------------------------------------------------------------------------
BSMSI 96-5, B3      073914RL9             $0.00           $0.00          $0.00           $0.00
BSMSI 98-1, B3      073914ZH9             $0.00           $0.00          $0.00           $0.00
DLJ 94-3, B2        23321PJH2       $144,748.11     $144,048.59        $699.52       $1,483.57
DLJ 98-2, CB3       23321PS33             $0.00           $0.00          $0.00           $0.00
FNW 98-W7, B2       31359UZY4     $1,446,752.38   $1,429,442.92     $17,309.46      $25,851.33
HMSI 98-3, B3       42209EGJ3             $0.00           $0.00          $0.00           $0.00
PNC 98-14, DB3      69348RBW5             $0.00           $0.00          $0.00           $0.00
PNC 98-2, CB3       69348LUZ0             $0.00           $0.00          $0.00           $0.00
PNC 98-7, 2B3       69348LR84             $0.00           $0.00          $0.00           $0.00
PNC 99-1, 1B3       69348REN2             $0.00           $0.00          $0.00           $0.00
PNC 98-6, CB3       69348LK73             $0.00           $0.00          $0.00           $0.00
RALI 97-QS4, M3     76110FHX4             $0.00           $0.00          $0.00           $0.00
RAST 97-A1, B3      126691K52             $0.00           $0.00          $0.00           $0.00
RAST 98-A6, B3      12669ASE5             $0.00           $0.00          $0.00           $0.00
RAST 98-A15, B3     12669A2Y9             $0.00           $0.00          $0.00           $0.00
RAST 99-A1, B3      12269A5N0             $0.00           $0.00          $0.00           $0.00
SAMI 98-10, B3      86358HEW5             $0.00           $0.00          $0.00           $0.00
SAMI 98-12, B3      86358HGR4             $0.00           $0.00          $0.00           $0.00
SAMI 98-11, B3      86358HFV6             $0.00           $0.00          $0.00           $0.00
SAMI 98-8, 4-B3     86358HCL1             $0.00           $0.00          $0.00           $0.00
--------------------------------------------------------------------------------------------------

(i) (B) & (C)   The Pooled Security Interest Rate, Interest distributed, the
                Interest Shortfall and Uncollected Interest

--------------------------------------------------------------------------------------------------

Issue Series               Cusip          Interest                        Interest    Uncollected
Certificate               Number              Rate        Interest       Shortfall       Interest
--------------------------------------------------------------------------------------------------
BSMSI 96-5, B3         073914RL9            8.125%           $0.00          $0.00           $0.00
BSMSI 98-1, B3         073914ZH9            6.750%           $0.00          $0.00           $0.00
DLJ 94-3, B2           23321PJH2            6.500%         $784.05          $0.00           $0.00
DLJ 98-2, CB3          23321PS33            6.839%           $0.00          $0.00           $0.00
FNW 98-W7, B2          31359UZY4            7.085%       $8,541.87          $0.00           $0.00
HMSI 98-3, B3          42209EGJ3            6.650%           $0.00          $0.00           $0.00
PNC 98-14, DB3         69348RBW5            6.850%           $0.00          $0.00           $0.00
PNC 98-2, CB3          69348LUZ0            7.000%           $0.00          $0.00           $0.00
PNC 98-7, 2B3          69348LR84            7.000%           $0.00          $0.00           $0.00
PNC 99-1, 1B3          69348REN2            6.250%           $0.00          $0.00           $0.00
PNC 98-6, CB3*         69348LK73            6.666%           $0.00          $0.00           $0.00
RALI 97-QS4, M3        76110FHX4            7.750%           $0.00          $0.00           $0.00
RAST 97-A1, B3         126691K52            7.375%           $0.00          $0.00           $0.00
RAST 98-A6, B3         12669ASE5            6.750%           $0.00          $0.00           $0.00
RAST 98-A15, B3        12669A2Y9            6.850%           $0.00          $0.00           $0.00
RAST 99-A1, B3         12269A5N0            6.716%           $0.00          $0.00           $0.00
SAMI 98-10, B3         86358HEW5            6.900%           $0.00          $0.00           $0.00
SAMI 98-12, B3         86358HGR4            6.750%           $0.00          $0.00           $0.00
SAMI 98-11, B3         86358HFV6            6.750%           $0.00          $0.00           $0.00
SAMI 98-8, 4-B3        86358HCL1            6.750%           $0.00          $0.00           $0.00         Page 1
--------------------------------------------------------------------------------------------------


                             RECONCILIATION SECTION

First Security Investor Reporting, L.P.
----------------------------------------------------------------------------------------------------------------------------
DEAL NAME:       DLJ Mortgage Acceptance Corp. Trust Certificates       ISSUE DATE:         27-Jan-06
SERIES:          Series 1999-RS1                                        DISTRIBUTION DATE:  27-Jan-06
                                                                        RUN DATE:           26-Jan-06   09:54:14 AM
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CASH RECONCILIATION
----------------------------------------------------------------------------------------------------------------------------
Total Collections                                                 $27,334.90
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION SUMMARY AND RECONCILIATION:
----------------------------------------------------------------------------------------------------------------------------
Total Collections                                                 $27,334.90
    less:  Trustee Fee                                                $66.31
    plus: Amounts deposited from B-2 Rounding Account                  $0.00
            Amounts deposited from B-3 Rounding Account              $516.61
                                                             ================
Available Funds                                                   $27,785.20 A


Distributions (Section 3.5)
(A) To Class A-1                                                  $11,849.03
                 To Component A-1                  $9,625.54
                 To Component A-2                  $2,223.49
                 To Component A-3                      $0.00
(B) To B-1                                                             $0.00
(C) To B-2                                                             $0.00
(D) To B-3                                                        $15,700.00
(E) To R                                                               $1.16
To Reimburse the B-2 Rounding Account                                  $0.00
To Reimburse the B-3 Rounding Account                                $235.01

                                                             ================
Total Amount Distributed                                          $27,785.20 B
                                                             ----------------

                                                             ================
Difference between A and B                                             $0.00

